SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported): August 1, 2003

                         Commission File No.: 000-49705



                                   LISTO, INC.
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             (Exact name of registrant as specified in its charter)


            Nevada                                      86-1031851
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(State or other jurisdiction of            (IRS Employer Identification No.)
incorporation or organization)


               39612 North Central Avenue, Phoenix, Arizona 85086
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                    (Address of principal executive offices)


                                  (602)614-6081
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                            (Issuer telephone number)


                                    GBO, Inc.
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                   (Former name, if changed since last report)

                  4213 North Tabor Street, Mesa, Arizona 82515
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                 (Former address, if changed since last report)



Item 8. Change in fiscal year.

     On August 1, 2003, the Board of Directors, by unanimous written consent, voted to change the Registrant's fiscal year end from December 31 to June 30. Registrant shall file its Annual Report on Form 10-KSB for the current fiscal year on or before September 30, 2003.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

                                                           Listo, Inc.

                                                  By:  /s/ Robert Smart
August 13, 2003                                    ----------------------------
                                                           Robert Smart
                                                           President